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                                                                 EXHIBIT 10.43
                                AMENDMENT TO THE

                        PHOENIX INTERNATIONAL LTD., INC.

                  1995 STOCK OPTION PLAN, DATED MARCH 18, 1995


         WHEREAS, the Board of Directors and the shareholders of Phoenix International Ltd., Inc., a Florida corporation (the "Company"), adopted the Phoenix International Ltd., Inc. 1995 Stock Option Plan (the "March Plan") on March 18, 1995; and

         WHEREAS, on May 24, 1996, the Board of Directors approved the following amendments to the March Plan and recommended that such amendments be approved by the shareholders;

         NOW, THEREFORE, the March Plan is hereby amended as follows:

         1. Defined Terms. Initially capitalized terms used in this Amendment, which are not otherwise defined by this Amendment, are used with the same meaning ascribed to such terms in the March Plan.

         2.      Amendment.

                 a. Section 3(a) of the March Plan is amended to read as follows:

                          3.      Scope of the Plan.

                                  (a)      The aggregate number of shares of
                                           Stock which may be purchased
                                           pursuant to options granted under
                                           this Plan shall be 520,000 shares of
                                           Common Stock which is hereby made
                                           available and is reserved for
                                           delivery on account of the exercise
                                           of Awards and payment of benefits in
                                           connection with Awards.  Such
                                           authorized number of shares takes
                                           into account the Company's 132%
                                           stock dividend effective May 6,
                                           1996.  Such shares may be treasury
                                           shares or newly issued shares, as
                                           may be determined from time to time
                                           by the Board or the Committee.

                 b. Section 3(b) of the March Plan is amended to read as follows:

                          3.      Scope of the Plan.

                                  (b)      If and to the extent an Award shall
                                           expire or terminate for any reason
                                           without having been exercised in
                                           full (including


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                                  a cancellation and regrant of an option
                                  pursuant to Section 15), or shall be
                                  forfeited, without, in either case, the
                                  Grantee having enjoyed the benefits of stock ownership, the shares of Stock associated with such Award shall no longer be subject to grant under this Plan.

                 c. The March Plan is hereby amended to add Section 27 to read as follows:

                          27. No Future Grants. Notwithstanding anything to the contrary contained herein, the Committee shall not grant any Awards under the Plan after May 24, 1996.

         3. Effectiveness. This Amendment shall not become effective unless and until such provisions are approved by at least a majority vote of the holders of the outstanding capital stock of the Company present, or represented, and entitled to vote on such matter at a meeting of shareholders duly called and convened within one year following the date hereof.

         4. Approval. Except as hereinabove amended and modified, the March Plan is approved, ratified and affirmed without further modification or amendment.

         IN WITNESS WHEREOF, the Company has caused this Amendment to be executed as of May 24, 1996, in accordance with the authority provided by the Board of Directors.


                                            PHOENIX INTERNATIONAL LTD., INC.




                                            By  /s/
                                              --------------------------------
                                              Name: Bahram Yusefzadeh
                                              Title: Chief Executive Officer